SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  August 14, 1997
(Date of earliest event reported)

Commission File No. 333-30939

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of August 1, 1997, relating to the Empire Funding Home Loan Owner Trust 1997-3, Home Loan Asset Backed Notes, Series 1997-3)

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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        Delaware                                       06-1204982
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                       10019
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Address of principal executive offices                 (Zip Code)

                                 (212) 713-2000
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               Registrant's Telephone Number, including area code

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        (Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by PaineWebber Incorporated, which are hereby filed pursuant to such letter.


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

ITEM 7. Financial Statements and Exhibits

      (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                    Description
-----------                                    -----------
      (99)                                     Computational Materials
                                               prepared by PaineWebber
                                               Incorporated in connection with
                                               Empire Funding Home Loan Owner
                                               Trust 1997-3, Home Loan Asset
                                               Backed Notes, Series 1997-3


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

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

August 14, 1997


                                 By: /s/ Barbara J. Dawson
                                    --------------------------------------------
                                     Barbara J. Dawson
                                     Senior Vice President


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

                                INDEX TO EXHIBITS

                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------

   (99)           Computational Materials                         E
                  prepared by PaineWebber Incorporated
                  in connection with Empire Funding
                  Home Loan Owner Trust 1997-3, Home
                  Loan Asset Backed Notes, Series 1997-3


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